UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       APRIL 1, 2009

WENDY’S/ARBY’S GROUP, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
1-2207	38-0471180
(Commission File Number)	(I.R.S. Employer Identification No.)

1155 Perimeter Center West Atlanta, GA	30338
(Address of principal executive offices)	(Zip Code)

(678) 514-4100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 1, 2009, Wendy’s/Arby’s Group, Inc., a Delaware corporation (the “Company”), Trian Partners, L.P., a Delaware limited partnership, Trian Partners Master Fund, L.P., a Cayman Islands limited partnership, Trian Partners Parallel Fund I, L.P., a Delaware limited partnership, and Trian Partners Parallel Fund II, L.P., a Delaware limited partnership (collectively, the “Stockholders”), Trian Fund Management, L.P., a Delaware limited partnership (the “Management Company”), the general partner of which is Trian Fund Management GP, LLC, a Delaware limited liability company (“Trian GP”), Nelson Peltz, an individual and resident of the State of New York, Peter W. May, an individual and resident of the State of New York, and Edward P. Garden, an individual and resident of the State of Connecticut, who, together with Nelson Peltz and Peter W. May, are the members of Trian GP (the “Members”) (the Stockholders, the Management Company, Trian GP, the Members and their respective controlled affiliates and associates are hereinafter referred to collectively as the “Trian Group”) entered into an amendment (the “Amendment”) to that certain agreement (the “Agreement”), dated as of November 5, 2008, by and between the Company and the Trian Group.

The Amendment provides that Sections 3.1(a), 3.1(b) and Sections 6.1 through 6.10 of the Agreement, which include the sections of the Agreement which contractually replicate the anti-takeover restrictions of Section 203 of the Delaware General Corporation Law (the “DGCL”) for the Trian Group (except that the relevant beneficial ownership percentage that would trigger the DGCL Section 203 restrictions under the Agreement is a percentage in excess of 25%, while it is 15% under the DGCL), will not automatically terminate, if not earlier terminated, on November 5, 2011. Instead, such provisions will terminate on the earliest to occur of (i) if the Trian Group shall, at any time, sell or otherwise dispose of or cease to own any Company Voting Securities (as defined in the Agreement) so that the Trian Group beneficially owns, in the aggregate less than 15% of the Combined Voting Power (as defined in the Agreement) of the Company Voting Securities and (ii) at such time as any Person (as defined in the Agreement) that is not an Affiliate (as defined in the Agreement) or Associate (as defined in the Agreement) of, or member of a 13D/G Group (as defined in the Agreement) with, the Trian Group shall make an offer to purchase an amount of shares which when added to the shares already beneficially owned by such Person and its Affiliates and Associates equals or exceeds 50% or more of the Combined Voting Power of Company Voting Securities (whether by way of tender offer, merger, consolidation, recapitalization or otherwise) or all or substantially all of the Company’s assets or shall solicit proxies with respect to a majority slate of directors.

The Amendment becomes effective simultaneously with the effectiveness of an amendment to the Company’s certificate of incorporation providing for the repeal of Article VI of the Company’s certificate of incorporation (the “Charter Amendment”). The Amendment terminates automatically if the Charter Amendment is not effective by June 15, 2009.

The Agreement and the Amendment are incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to the Agreement and the Amendment.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description

10.1

Agreement, dated as of November 5, 2008, among the Company, Trian Partners, L.P., Trian Partners Master Fund, L.P., Trian Partners Parallel Fund I, L.P., Trian Partners Parallel Fund II, L.P., Trian Fund Management, L.P., Trian Fund Management GP, LLC, Nelson Peltz, Peter W. May and Edward P. Garden (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on November 12, 2008).

10.2*

Amendment No. 1 to Agreement, dated as of April 1, 2009, among the Company, Trian Partners, L.P., Trian Partners Master Fund, L.P., Trian Partners Parallel Fund I, L.P., Trian Partners Parallel Fund II, L.P., Trian Fund Management, L.P., Trian Fund Management GP, LLC, Nelson Peltz, Peter W. May and Edward P. Garden.

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wendy’s/Arby’s Group, Inc.

Date: April 2, 2009	By: /s/ Robert Q. Jones
Robert Q. Jones Vice President, Corporate and Securities Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1

Agreement, dated as of November 5, 2008, among the Company, Trian Partners, L.P., Trian Partners Master Fund, L.P., Trian Partners Parallel Fund I, L.P., Trian Partners Parallel Fund II, L.P., Trian Fund Management, L.P., Trian Fund Management GP, LLC, Nelson Peltz, Peter W. May and Edward P. Garden (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on November 12, 2008).

10.2*

Amendment No. 1 to Agreement, dated as of April 1, 2009, among the Company, Trian Partners, L.P., Trian Partners Master Fund, L.P., Trian Partners Parallel Fund I, L.P., Trian Partners Parallel Fund II, L.P., Trian Fund Management, L.P., Trian Fund Management GP, LLC, Nelson Peltz, Peter W. May and Edward P. Garden.

*Filed herewith.

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